UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-21236

Dreyfus Stock Funds
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	09/30
Date of reporting period:	09/30/2016

The following N-CSR relates only to the Registrant’s series listed below and does not relate to the other series of the Registrant, which have different fiscal year end(s) and, therefore, different N-CSR reporting requirements.  A separate N-CSR will be filed for those series, as appropriate.

Dreyfus International Equity Fund

Dreyfus Small Cap Equity Fund

FORM N-CSR

Item 1.                         Reports to Stockholders.

Dreyfus International Equity Fund

ANNUAL REPORT September 30, 2016

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus International Equity Fund	The Fund

A LETTER FROM THE CHIEF EXECUTIVE OFFICER

Dear Shareholder:

We are pleased to present this annual report for Dreyfus International Equity Fund, covering the 12-month period from October 1, 2015 through September 30, 2016. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks and bonds generally produced strong returns over the reporting period in spite of heightened market volatility stemming from global economic developments. During the fourth quarter of 2015, investor sentiment deteriorated amid sluggish global economic growth, falling commodity prices, and the first increase in short-term U.S. interest rates in nearly a decade. These worries sparked particularly sharp stock market declines in January 2016, but equities soon rallied after U.S. monetary policymakers refrained from additional rate hikes, other central banks eased their monetary policies further, and commodity prices began to rebound. Stocks generally continued to climb through the summer, driving several broad measures of U.S. stock market performance to record highs in July and August. In the bond market, yields of high-quality sovereign bonds moved lower and their prices increased in response to robust investor demand for current income in a low interest rate environment.

Although a number of economic and political headwinds remain, we recently have seen evidence that investors may be shifting their focus away from macroeconomic influences and toward underlying company fundamentals. This development suggests that selectivity may become a more important determinant of investment success. As always, we encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero
Chief Executive Officer
The Dreyfus Corporation
October 17, 2016

2

DISCUSSION OF FUND PERFORMANCE

For the period of October 1, 2015 through September 30, 2016, as provided by Mark A. Bogar, James A. Lydotes, and Andrew Leger, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended September 30, 2016, Dreyfus International Equity Fund’s Class A shares produced a total return of 4.06%, Class C shares returned 3.27%, Class I shares returned 4.37%, and Class Y shares returned 4.33%.1 In comparison, the fund’s benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Index (“MSCI EAFE Index”), produced a total return of 6.52% for the same period.2

Developed equity markets delivered moderately positive returns during the reporting period amid changing global economic and political conditions. The fund lagged its benchmark, largely due to disappointing returns from Switzerland, Ireland, and Germany.

The Fund’s Investment Approach

The fund seeks long-term growth of capital. The fund normally invests at least 80% of assets in shares of companies located in the foreign countries represented in the MSCI EAFE Index and Canada, and may also invest up to 20% of its assets in securities of issuers located in emerging market countries.

The fund invests in stocks that appear to be undervalued and exhibit better fundamentals than the market expects. We employ a “bottom-up” investment approach, which emphasizes individual stock selection. Our stock selection process is designed to produce a diversified portfolio that, relative to the MSCI EAFE Index, frequently has a below-average price/earnings ratio and an above-average earnings growth trend.

Markets Demonstrate Resilience despite Global Uncertainty

Global economic growth generally remained subdued over the reporting period, and international equity markets proved vulnerable to shifting economic expectations, currency fluctuations, central bank actions, and political developments. Concerns about an economic slowdown in China and plummeting commodity prices sparked steep market declines over most of the reporting period’s first half. Downward pressure on some market sectors was partly mitigated by moves among European and Japanese central banks to ease monetary policy and expectations that higher U.S. interest rates might boost exports. However, negative short-term interest rates in Europe and Japan took a toll on the profit margins of many financial institutions.

International stocks rebounded during the spring of 2016 in response to firming commodity prices and increasing confidence that the United States and China would continue to perform better than many economists had previously forecast. Markets encountered renewed volatility in late June when the United Kingdom voted to leave the European Union in a “Brexit” with uncertain consequences for both parties. However, stocks quickly recovered most of their lost ground as investors looked past the potential downsides, focusing instead on the potential benefits of central bank easing, rising commodity prices, and modest economic growth.

Fund Strategies Produced Mixed Results

Although the fund participated in the MSCI EAFE Index’s moderate gains for the reporting period, its relative performance was undermined by overweighted exposure to Switzerland, where equities generally lagged broader market averages. In addition, individual Swiss holdings such as professional services firm Adecco Group and banking giant Credit Suisse were hurt by Brexit concerns and negative short-term interest rates, respectively. Moreover, the fund did not own food producer Nestle, which outperformed country averages. In Ireland, Bank of Ireland struggled amid concerns regarding its U.K. mortgage business in the aftermath of the Brexit referendum. German banks such as Commerzbank

3

DISCUSSION OF FUND PERFORMANCE (continued)

also proved vulnerable to continent-wide headwinds as negative interest rates weighed on profit margins, and automotive supplier Continental was negatively affected by worries about future automobile sales.

On a more positive note, the fund’s security selections fared well in Japan, where electronics producer Sony achieved better-than-expected operating profits after restructuring its product portfolio. Automobile parts manufacturer Aisin Seiki was bolstered by strong sales of automatic transmissions, and game developer Nintendo advanced amid optimism regarding upcoming new product releases. In Italy, underweighted exposure to the struggling financials sector helped buoy relative results, as did a position in cable manufacturer Prysmian. Portuguese energy producer Galp Energia benefited from improved economic conditions and favorable legislative actions in Brazil, where the company holds significant assets.

From a market sector perspective, the fund achieved strong relative results in the information technology and energy sectors, but its industrial and financial holdings lagged their respective sector averages.

A Cautiously Constructive Investment Posture

Developed international markets continue to face a number of uncertainties, including the impact of Brexit on the United Kingdom and European Union, as well as future monetary policy changes from the European Central Bank and Bank of Japan. In this environment, we have attempted to manage risks by balancing relatively defensive holdings with more economically sensitive investments. We have increased the fund’s exposure to Australia and Germany, while trimming positions in the United Kingdom and Switzerland. We also have added to the fund’s holdings in the real estate, health care, and industrials sectors, where we have identified an ample number of opportunities meeting our value-oriented investment criteria.

October 17, 2016

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social, and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability, and differing auditing and legal standards. These risks are enhanced in emerging markets countries. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Each of these risks could increase the fund’s volatility.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by The Dreyfus Corporation and The Boston Company Asset Management, LLC. pursuant to an agreement in effect through February 1, 2017 at which time it may be extended, modified, or terminated. Had these expenses not been absorbed, returns would have been lower. Past performance is no guarantee of future results.

2 Source: Lipper Inc. – Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries. Returns are calculated on a month-end basis. Investors cannot invest directly in any index.

4

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus International Equity Fund Class A shares, Class C shares, Class I shares and Class Y shares and the Morgan Stanley Capital International Europe Australasia Far East Index

† Source: Lipper Inc.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 6/1/15 (the inception date for Class Y shares).

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dreyfus International Equity Fund on 9/30/06 to a $10,000 investment made in the Morgan Stanley Capital International Europe Australasia Far East Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

Prior to 8/1/07, the fund invested its assets in a “master portfolio” that had the same investment objective and policies as the fund. This master/feeder arrangement was terminated on 8/1/07 and the fund operates as a stand alone fund.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

FUND PERFORMANCE (continued)

Average Annual Total Returns as of 9/30/16
	Inception Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	12/8/88	-1.91%	7.82%	0.42%
without sales charge	12/8/88	4.06%	9.11%	1.01%
Class C shares
with applicable redemption charge†	12/8/88	2.27%	8.27%	0.22%
without redemption	12/8/88	3.27%	8.27%	0.22%
Class I shares	12/8/88	4.37%	9.42%	1.27%
Class Y shares	6/1/15	4.33%	9.41%††	1.26%††
Morgan Stanley Capital International
Europe Australasia Far East Index		6.52%	7.39%	1.82%

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
†† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 6/1/15 (the inception date for Class Y shares).

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus International Equity Fund from April 1, 2016 to September 30, 2016. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended September 30, 2016

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.75	$9.74	$4.37	$4.37
Ending value (after expenses)	$1,054.70	$1,050.60	$1,056.20	$1,055.90

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended September 30, 2016

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.65	$9.57	$4.29	$4.29
Ending value (after expenses)	$1,019.40	$1,015.50	$1,020.75	$1,020.75

† Expenses are equal to the fund’s annualized expense ratio of 1.12% for Class A, 1.90% for Class C, .85% for Class I and .85% for Class Y, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

7

STATEMENT OF INVESTMENTS
September 30, 2016

Common Stocks - 99.2%	Shares	Value ($)
Australia - 8.6%
ASX	88,154	3,258,403
Australia & New Zealand Banking Group	273,919	5,816,282
BHP Billiton	291,314	5,039,756
Commonwealth Bank of Australia	221,039	12,293,242
Evolution Mining	2,138,951	3,990,529
LendLease Group	553,796	5,971,843
Qantas Airways	939,984	2,254,834
Vicinity Centres	1,787,814	4,349,391
Woodside Petroleum	293,376	6,449,897
		49,424,177
Belgium - 1.2%
Anheuser-Busch InBev	53,245	6,989,708
Brazil - 1.0%
APERAM	132,056	5,958,376
Denmark - .7%
Danske Bank	135,494	3,967,913
Finland - .8%
UPM-Kymmene	205,577	4,341,264
France - 10.0%
Atos	52,350	5,640,832
Capgemini	38,118	3,733,054
Carrefour	218,384	5,654,633
Cie Generale des Etablissements Michelin	49,074	5,426,616
Dassault Aviation	2,781	3,079,888
Eiffage	44,184	3,432,712
Engie	22,537	349,122
Orange	779,442	12,196,977
Pernod Ricard	3,036	359,212
Sanofi	164,459	12,530,568
Thales	42,376	3,903,301
Total	12,580	596,259
		56,903,174
Germany - 9.4%
Allianz	65,781	9,764,109
Commerzbank	954,312	6,152,592
Continental	44,554	9,367,324
Deutsche Post	134,789	4,212,422

8

Common Stocks - 99.2% (continued)	Shares	Value ($)
Germany - 9.4% (continued)
Evonik Industries	188,442	6,369,114
Infineon Technologies	354,787	6,330,575
Merck	45,794	4,934,910
Siemens	54,538	6,384,415
		53,515,461
Hong Kong - 1.3%
AIA Group	1,070,200	7,170,459
Ireland - .5%
CRH	82,787	2,768,123
Israel - 1.6%
Teva Pharmaceutical Industries, ADR	195,636	9,001,212
Italy - 2.5%
Enel	2,536,558	11,313,135
Prysmian	124,125	3,252,531
		14,565,666
Japan - 23.8%
Aisin Seiki	188,600	8,636,079
Astellas Pharma	199,300	3,112,451
Chubu Electric Power	616,400	8,974,580
Daiwa House Industry	236,200	6,469,307
Denso	8,800	351,315
East Japan Railway	37,000	3,335,829
Fujitsu	719,000	3,881,509
Japan Airlines	172,200	5,069,395
Kandenko	305,000	2,813,584
KDDI	208,000	6,400,693
Mitsubishi Chemical Holdings	843,300	5,301,696
Mitsubishi Electric	398,000	5,095,395
Mitsubishi UFJ Financial Group	99,100	499,724
Mizuho Financial Group	1,241,300	2,073,956
Murata Manufacturing	60,500	7,891,258
Nintendo	33,900	8,970,151
Nippon Shokubai	6,300	392,873
Nippon Telegraph & Telephone	10,500	479,539
Panasonic	1,014,100	10,146,832
Park24	103,000	3,346,813
Seven & i Holdings	245,000	11,578,657
Shionogi & Co.	104,100	5,320,979
Showa Shell Sekiyu	331,400	3,075,120

9

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 99.2% (continued)	Shares		Value ($)
Japan - 23.8% (continued)
Sony	336,600		10,998,181
Sumitomo Mitsui Financial Group	257,600		8,681,877
Tosoh	544,000		3,354,530
			136,252,323
Netherlands - 3.5%
Heineken	86,347		7,594,524
Koninklijke Philips	43,184		1,278,530
NXP Semiconductors	61,129	[a]	6,235,769
Randstad Holding	7,302		332,621
RELX	263,638		4,734,201
			20,175,645
Norway - 1.1%
Telenor	376,325		6,470,986
Portugal - 1.2%
Galp Energia	502,260		6,866,605
Singapore - 1.2%
Ascendas Real Estate Investment Trust	2,459,100		4,561,995
Singapore Exchange	417,000		2,275,987
			6,837,982
Spain - 3.1%
ACS Actividades de Construccion y Servicios	94,659		2,860,857
Banco Bilbao Vizcaya Argentaria	1,589,322		9,608,882
Gamesa Corp Tecnologica	213,990		5,123,846
			17,593,585
Sweden - 3.2%
Electrolux, Ser. B	160,567		4,023,684
Svenska Cellulosa, Cl. B	186,673		5,541,543
Swedbank, Cl. A	210,577		4,945,066
Volvo, Cl. B	347,233		3,960,067
			18,470,360
Switzerland - 6.9%
Actelion	31,196	[a]	5,400,877
Adecco Group	87,620		4,934,216
Julius Baer Group	170,575	[a]	6,923,134
Novartis	163,788		12,880,497
Roche Holding	3,479		861,874
Sika-BR	580		2,818,922
Swiss Life Holding	21,649	[a]	5,594,771
			39,414,291

10

Common Stocks - 99.2% (continued)	Shares		Value ($)
United Kingdom - 17.2%
Aggreko	210,036		2,596,064
AstraZeneca	144,593		9,366,704
BP	153,269		892,656
Carnival	105,226		5,136,229
GlaxoSmithKline	55,383		1,180,229
Imperial Brands	124,290		6,406,570
Prudential	454,727		8,070,669
Royal Dutch Shell, Cl. A	41,990		1,042,102
Royal Dutch Shell, Cl. B	515,386		13,372,185
Shire	130,435		8,430,599
Sky	625,327		7,245,986
Smiths Group	182,240		3,458,100
Standard Chartered	76,788		625,336
Unilever	335,878		15,922,886
Wolseley	97,002		5,467,720
WPP	380,199		8,948,591
			98,162,626
United States - .4%
iShares MSCI EAFE ETF	41,230		2,437,930
Total Common Stocks (cost $566,458,431)			567,287,866
Rights - .0%	Number of Rights		Value ($)
Australia - .0%
Evolution Mining (cost $59,225)	285,193	[a]	84,611
Other Investment - .6%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $3,149,300)	3,149,300	[b]	3,149,300
Total Investments (cost $569,666,956)	99.8%		570,521,777
Cash and Receivables (Net)	.2%		1,291,974
Net Assets	100.0%		571,813,751

ADR—American Depository Receipt
BR—Bearer Certificate
ETF—Exchange-Traded Fund

aNon-income producing security.
bInvestment in affiliated money market mutual fund.

11

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
Financials	20.8
Industrials	13.9
Health Care	13.0
Consumer Discretionary	12.3
Consumer Staples	10.5
Information Technology	7.5
Materials	7.1
Energy	5.6
Telecommunication Services	4.5
Utilities	3.6
Money Market Investment	.6
Exchange-Traded Funds	.4
99.8

† Based on net assets.

See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2016

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	566,517,656	567,372,477
Affiliated issuers	3,149,300	3,149,300
Cash		313,324
Cash denominated in foreign currency	1,919,278	1,910,260
Dividends receivable		2,089,426
Receivable for shares of Beneficial Interest subscribed		360,234
Prepaid expenses and other assets		29,041
		575,224,062
Liabilities ($):
Due to The Boston Company Asset Management, LLC and affiliates—Note 3(c)		520,989
Payable for shares of Beneficial Interest redeemed		1,753,405
Payable for investment securities purchased		923,492
Accrued expenses		212,425
		3,410,311
Net Assets ($)		571,813,751
Composition of Net Assets ($):
Paid-in capital		663,496,996
Accumulated undistributed investment income—net		9,025,035
Accumulated net realized gain (loss) on investments		(101,517,600)
Accumulated net unrealized appreciation (depreciation) on investments and foreign currency transactions		809,320
Net Assets ($)		571,813,751

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	156,948,911	15,581,904	139,214,274	260,068,662
Shares Outstanding	4,703,565	466,144	4,116,241	7,693,308
Net Asset Value Per Share ($)	33.37	33.43	33.82	33.80

See notes to financial statements.

13

STATEMENT OF OPERATIONS
Year Ended September 30, 2016

Investment Income ($):
Income:
Cash dividends (net of $1,242,323 foreign taxes withheld at source):
Unaffiliated issuers	14,044,689
Affiliated issuers	11,458
Total Income	14,056,147
Expenses:
Investment advisory fee—Note 3(a)	3,988,855
Shareholder servicing costs—Note 3(c)	998,025
Administration fee—Note 3(a)	500,331
Custodian fees—Note 3(c)	181,058
Professional fees	111,242
Distribution fees—Note 3(b)	109,779
Registration fees	100,454
Prospectus and shareholders’ reports	38,941
Trustees’ fees and expenses—Note 3(d)	33,940
Loan commitment fees—Note 2	7,300
Interest expense—Note 2	864
Miscellaneous	37,057
Total Expenses	6,107,846
Less—reduction in expenses due to undertaking—Note 3(a)	(1,360,100)
Less—reduction in fees due to earnings credits—Note 3(c)	(1,467)
Net Expenses	4,746,279
Investment Income—Net	9,309,868
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(19,137,798)
Net realized gain (loss) on forward foreign currency exchange contracts	(91,412)
Net Realized Gain (Loss)	(19,229,210)
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	36,759,158
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(1,511)
Net Unrealized Appreciation (Depreciation)	36,757,647
Net Realized and Unrealized Gain (Loss) on Investments	17,528,437
Net Increase in Net Assets Resulting from Operations	26,838,305

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2016	2015[a]
Operations ($):
Investment income—net	9,309,868	4,476,827
Net realized gain (loss) on investments	(19,229,210)	(5,064,360)
Net unrealized appreciation (depreciation) on investments	36,757,647	(31,967,225)
Net Increase (Decrease) in Net Assets Resulting from Operations	26,838,305	(32,554,758)
Dividends to Shareholders from ($):
Investment income—net:
Class A	(818,832)	(977,579)
Class C	(33,512)	(52,770)
Class I	(1,055,158)	(3,175,200)
Class Y	(2,497,753)	-
Total Dividends	(4,405,255)	(4,205,549)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	85,743,553	33,038,509
Class C	3,624,122	5,736,049
Class I	107,159,506	133,826,169
Class Y	49,176,461	234,043,399
Net assets received in connection
with reorganization—Note 1	37,711,679	-
Dividends reinvested:
Class A	681,065	913,376
Class C	22,055	34,328
Class I	886,711	3,129,817
Class Y	2,497,743	-
Cost of shares redeemed:
Class A	(42,424,243)	(26,006,741)
Class C	(4,148,259)	(2,430,191)
Class I	(61,619,585)	(252,483,673)
Class Y	(22,722,716)	(500,867)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	156,588,092	129,300,175
Total Increase (Decrease) in Net Assets	179,021,142	92,539,868
Net Assets ($):
Beginning of Period	392,792,609	300,252,741
End of Period	571,813,751	392,792,609
Undistributed investment income—net	9,025,035	3,354,624

15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended September 30,
	2016	2015[a]
Capital Share Transactions (Shares):
Class A
Shares sold	2,688,408	942,618
Shares issued in connection with reorganization—Note 1	931,572	-
Shares issued for dividends reinvested	20,102	27,119
Shares redeemed	(1,317,208)	(751,891)
Net Increase (Decrease) in Shares Outstanding	2,322,874	217,846
Class C
Shares sold	110,160	162,124
Shares issued in connection with reorganization—Note 1	141,500	-
Shares issued for dividends reinvested	646	1,010
Shares redeemed	(127,510)	(70,073)
Net Increase (Decrease) in Shares Outstanding	124,796	93,061
Class Ib
Shares sold	3,314,038	3,811,368
Shares issued in connection with reorganization—Note 1	155,516	-
Shares issued for dividends reinvested	25,874	92,080
Shares redeemed	(1,919,551)	(7,307,859)
Net Increase (Decrease) in Shares Outstanding	1,575,877	(3,404,411)
Class Yb
Shares sold	1,555,753	6,782,212
Shares issued for dividends reinvested	72,927	-
Shares redeemed	(702,963)	(14,621)
Net Increase (Decrease) in Shares Outstanding	925,717	6,767,591

[a]	Effective June 1, 2015, the fund commenced offering Class Y shares.
[b]	During the period ended September 30, 2015, 6,298,013 Class I shares representing $217,407,407 were exchanged for 6,298,013 Class Y shares.

See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended September 30,
Class A Shares	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	32.37	35.69	33.61	27.34	23.42
Investment Operations:
Investment income—net[a]	.58	.39	.50	.47	.54
Net realized and unrealized gain (loss) on investments	.74	(3.23)	2.06	6.52	3.86
Total from Investment Operations	1.32	(2.84)	2.56	6.99	4.40
Distributions:
Dividends from investment income—net	(.32)	(.48)	(.48)	(.72)	(.48)
Net asset value, end of period	33.37	32.37	35.69	33.61	27.34
Total Return (%)[b]	4.06	(8.01)	7.62	26.02	19.12
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.59	1.37	1.40	1.46	1.54
Ratio of net expenses to average net assets	1.12	1.12	1.12	1.12	1.12
Ratio of net investment income to average net assets	1.79	1.12	1.38	1.55	2.12
Portfolio Turnover Rate	79.90	87.33	89.36	71.87	64.52
Net Assets, end of period ($ x 1,000)	156,949	77,052	77,195	51,441	36,972

a Based on average shares outstanding.
b Exclusive of sales charge.

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

	Year Ended September 30,
Class C Shares	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	32.46	35.79	33.75	27.45	23.44
Investment Operations:
Investment income—net[a]	.31	.14	.24	.24	.34
Net realized and unrealized gain (loss) on investments	.75	(3.25)	2.05	6.55	3.90
Total from Investment Operations	1.06	(3.11)	2.29	6.79	4.24
Distributions:
Dividends from investment income—net	(.09)	(.22)	(.25)	(.49)	(.23)
Net asset value, end of period	33.43	32.46	35.79	33.75	27.45
Total Return (%)[b]	3.27	(8.73)	6.78	25.03	18.24
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.16	2.14	2.17	2.27	2.34
Ratio of net expenses to average net assets	1.90	1.90	1.90	1.90	1.90
Ratio of net investment income to average net assets	.95	.39	.66	.77	1.33
Portfolio Turnover Rate	79.90	87.33	89.36	71.87	64.52
Net Assets, end of period ($ x 1,000)	15,582	11,079	8,887	5,297	4,724

a Based on average shares outstanding.
b Exclusive of sales charge.

See notes to financial statements.

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	Year Ended September 30,
Class I Shares	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	32.74	36.03	33.85	27.47	23.58
Investment Operations:
Investment income—net[a]	.66	.56	.62	.54	.64
Net realized and unrealized gain (loss) on investments	.77	(3.34)	2.06	6.57	3.86
Total from Investment Operations	1.43	(2.78)	2.68	7.11	4.50
Distributions:
Dividends from investment income—net	(.35)	(.51)	(.50)	(.73)	(.61)
Net asset value, end of period	33.82	32.74	36.03	33.85	27.47
Total Return (%)	4.37	(7.77)	7.91	26.36	19.51
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.18	1.03	1.04	1.07	1.10
Ratio of net expenses to average net assets	.85	.85	.85	.85	.85
Ratio of net investment income to average net assets	1.99	1.57	1.70	1.77	2.49
Portfolio Turnover Rate	79.90	87.33	89.36	71.87	64.52
Net Assets, end of period ($ x 1,000)	139,214	83,179	214,170	132,978	124,328

a Based on average shares outstanding.

See notes to financial statements.

19

FINANCIAL HIGHLIGHTS (continued)

	Year Ended September 30,
Class Y Shares	2016	2015[a]
Per Share Data ($):
Net asset value, beginning of period	32.73	36.66
Investment Operations:
Investment income—net[b]	.62	.10
Net realized and unrealized gain (loss) on investments	.80	(4.03)
Total from Investment Operations	1.42	(3.93)
Distributions:
Dividends from investment income—net	(.35)	—
Net asset value, end of period	33.80	32.73
Total Return (%)	4.33	(10.72)[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.00	1.01[d]
Ratio of net expenses to average net assets	.85	.85[d]
Ratio of net investment income to average net assets	1.89	.95[d]
Portfolio Turnover Rate	79.90	87.33
Net Assets, end of period ($ x 1,000)	260,069	221,483

a  From June 1, 2015 (commencement of initial offering) to September 30, 2015.
b Based on average shares outstanding.
c Not annualized.
d Annualized.

See notes to financial statements.

20

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus International Equity Fund (the “fund”) is a separate diversified series of Dreyfus Stock Funds (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund’s investment objective is to seek long-term growth of capital. The Boston Company Asset Management, LLC (“TBCAM”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. The Dreyfus Corporation (the “Administrator” or “Dreyfus”), a wholly-owned subsidiary of BNY Mellon and an affiliate of TBCAM, serves as the fund’s Administrator.

As of the close of business on January 22, 2016, pursuant to an Agreement and Plan of Reorganization previously approved by the Company’s Board of Trustees (the “Board”), all of the assets, subject to the liabilities, of Dreyfus International Value Fund’s Class A, Class C and Class I shares were transferred to the fund in exchange for Class A, Class C and Class I shares of Beneficial Interest of equal value. The purpose of the transaction was to combine two funds with comparable investment objectives and strategies. Shareholders of Dreyfus International Value Fund’s Class A, Class C and Class I shares received Class A, Class C and Class I shares of the fund, respectively, in an amount equal to the aggregate net asset value of their investment in Dreyfus International Value Fund’s Class A, Class C and Class I shares at the time of the exchange. The net asset value of the fund’s shares on the close of business on January 22, 2016, after the reorganization was $30.63 for Class A, $30.85 for Class C and $30.98 for Class I, and a total of 931,572 Class A, 141,500 Class C and 155,516 Class I shares were issued to shareholders of Dreyfus International Value Fund’s Class A, Class C and Class I shares, respectively in the exchange.

The net unrealized appreciation (depreciation) on investments and net assets as of the merger date for Dreyfus International Value Fund and the fund were as follows:

	Unrealized Appreciation (Depreciation) ($)	Net Assets ($)
Dreyfus International Value Fund	(9,375,695)	37,711,679
Dreyfus International Equity Fund	(45,881,113)	416,674,318

21

NOTES TO FINANCIAL STATEMENTS (continued)

Assuming the merger had been completed on October 1, 2015, the fund’s pro forma results in the Statement of Operations during the period ended September 30, 2016 would be as follows:

Net investment income	$9,162,401[1]
Net realized and unrealized gain (loss) on investments	$14,456,477[2]
Net increase (decrease) in net assets resulting from operations	$23,618,878

1 $9,309,868 as reported in the Statement of Operations, plus $(147,467) Dreyfus International Value Fund, pre-merger.
2 $17,528,437 as reported in the Statement of Operations plus $(3,071,960) Dreyfus International Value Fund, pre-merger.

Because the combined funds have been managed as a single integrated fund since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of Dreyfus International Value Fund that have been included in the fund’s Statement of Operations since January 22, 2016.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC

22

registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which

23

NOTES TO FINANCIAL STATEMENTS (continued)

market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

24

The following is a summary of the inputs used as of September 30, 2016 in valuing the fund’s investments:

	Level 1- Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs		Level 3- Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Foreign Common Stocks†	15,236,981	549,612,955	††	—	564,849,936
Exchange-Traded Funds	2,437,930	—		—	2,437,930
Mutual Funds	3,149,300	—		—	3,149,300
Rights	—	84,611	††	—	84,611

† See Statement of Investments for additional detailed categorizations.
†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures. See note above for additional information.

At September 30, 2015, $369,485,955 of exchange traded foreign equity securities were classified within Level 2 of the fair value hierarchy pursuant to the fund’s fair valuation procedures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

25

NOTES TO FINANCIAL STATEMENTS (continued)

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended September 30, 2016 were as follows:

Affiliated Investment Company	Value 9/30/2015 ($)	Purchases ($)	Sales ($)	Value 9/30/2016 ($)	Net Assets (%)
Dreyfus Institutional Preferred Government Plus Money Market Fund†	5,749,627	200,010,425	202,610,752	3,149,300.6

† Formerly Dreyfus Institutional Preferred Plus Money Market Fund.

Certain affiliated investment companies may also invest in the fund. At September 30, 2016, Dreyfus Diversified International Fund, an affiliate of the fund, held 7,618,160 Class Y shares representing approximately 45% of the fund’s net assets.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(f) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended September 30, 2016, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes

26

interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended September 30, 2016, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended September 30, 2016 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At September 30, 2016, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $9,794,887, accumulated capital losses $100,802,313 and unrealized depreciation $675,819.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute. The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”). As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to September 30, 2016. If not applied, $35,896,029 of the carryover expires in fiscal 2018. The fund has $14,015,938 of post-enactment short-term capital losses and $10,926,586 of post-enactment long-term capital losses which can be carried forward for an unlimited period.

As a result of the fund’s merger with Dreyfus International Value Fund, capital losses of $39,963,760 are available to offset future realized gains, if any. Based on certain provisions in the Code, the amount of losses which can be utilized in subsequent years is subject to an annual limitation. The acquired fund had $1,347,917 of post-enactment short-term capital losses and $38,615,843 of post-enactment long-term capital losses which can be carried forward for an unlimited period but are also subject to an annual limitation.

The tax character of distributions paid to shareholders during the fiscal periods ended September 30, 2016 and September 30, 2015 were as follows: ordinary income $4,405,255 and $4,205,549, respectively.

27

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended September 30, 2016, as a result of permanent book to tax differences, primarily due to the tax treatment for passive foreign investment companies, foreign currency gains and losses, capital loss carryover and wash sales from fund merger, the fund increased accumulated undistributed investment income-net by $765,798, decreased accumulated net realized gain (loss) on investments by $40,878,681 and increased paid-in capital by $40,112,883. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $555 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to January 11, 2016, the unsecured credit facility with Citibank, N.A. was $480 million and prior to October 7, 2015, the unsecured credit facility with Citibank, N.A. was $430 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended September 30, 2016 was approximately $62,800 with a related weighted average annualized interest rate of 1.37%.

NOTE 3—Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with TBCAM, the investment advisory fee is computed at the annual rate of .80% of the value of the fund’s average daily net assets up to $500 million, .75% of the next $500 million of such assets, .70% of the next $500 million of such assets, .60% of the next $500 million of such assets and .50% of the fund’s average daily net assets in excess of $2 billion and is payable monthly. The effective investment advisory fee rate during the period ended September 30, 2016 was .80%.

Dreyfus and TBCAM have contractually agreed to waive receipt of their fees and/or assume the direct expenses of the fund, so that such expenses of Class A, Class C, Class I and Class Y shares (excluding taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed an annual rate of 1.12%, 1.90%, .85% and .85% of the value of the respective class’ average daily net assets.

28

With respect to Class A shares, Class C shares and Class I shares, this agreement will continue in effect, with respect to each class, until the fiscal year end following such time as the expenses are equal to or less than such annual rate for the applicable class. With respect to Class Y shares, this agreement will continue until February 1, 2017, after which the expense limitation can be terminated at any time. The reduction in expenses, pursuant to the undertaking, amounted to $1,360,100 during the period ended September 30, 2016.

The fund compensates Dreyfus under an administration agreement for providing personnel and facilities to perform accounting and administration services for the fund at an annual rate of .10% of the value of the fund’s average daily net assets. Pursuant to the administration agreement, the fund was charged $500,331 during the period ended September 30, 2016.

During the period ended September 30, 2016, the Distributor retained $4,165 from commissions earned on sales of the fund’s Class A shares and $9,358 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended September 30, 2016, Class C shares were charged $109,779 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended September 30, 2016, Class A and Class C shares were charged $305,726 and $36,593, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

29

NOTES TO FINANCIAL STATEMENTS (continued)

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended September 30, 2016, the fund was charged $48,769 for transfer agency services and $3,553 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $1,467.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended September 30, 2016, the fund was charged $181,058 pursuant to the custody agreement.

During the period ended September 30, 2016, the fund was charged $9,919 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to TBCAM and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $371,031, administration fees $46,739, Distribution Plan fees $9,640, Shareholder Services Plan fees $35,412, custodian fees $102,580, Chief Compliance Officer fees $7,217 and transfer agency fees $10,500, which are offset against an expense reimbursement currently in effect in the amount of $62,130.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended September 30, 2016, amounted to $571,072,319 and $394,611,688, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and

30

events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended September 30, 2016 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. At September 30, 2016, there were no forward contracts outstanding.

The following summarizes the average market value of derivatives outstanding during the period ended September 30, 2016:

Average Market Value ($)
Forward contracts	2,042,909

At September 30, 2016, the cost of investments for federal income tax purposes was $571,152,095; accordingly, accumulated net unrealized depreciation on investments was $630,318, consisting of $38,952,231 gross unrealized appreciation and $39,582,549 gross unrealized depreciation.

31

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees
Dreyfus International Equity Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus International Equity Fund (one of the series comprising Dreyfus Stock Funds) as of September 30, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2016 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus International Equity Fund at September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
November 29, 2016

32

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby reports the following information regarding its fiscal year ended September 30, 2016:

 - the total amount of taxes paid to foreign countries was $1,223,573

 - total amount of income sourced from foreign countries was $15,014,381.

As required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2016 calendar year with Form 1099-DIV which will be mailed in early 2017. Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $4,405,255 represents the maximum amount that may be considered qualified dividend income.

33

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (72)

Chairman of the Board (2003)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 136

———————

Joni Evans (74)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Chief Executive Officer, www.wowOwow.com, an online community dedicated to women’s conversations and publications (2007-present)

• Principal, Joni Evans Ltd. (publishing) (2006-present)

No. of Portfolios for which Board Member Serves: 24

———————

Ehud Houminer (76)

Board Member (2003)

Principal Occupation During Past 5 Years:

• Executive-in-Residence at the Columbia Business School, Columbia

University (1992-present)

Other Public Company Board Memberships During Past 5 Years:

•  Avnet, Inc., an electronics distributor, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 59

———————

Hans C. Mautner (78)

Board Member (2003)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1978-present)

No. of Portfolios for which Board Member Serves: 24

———————

34

Robin A. Melvin (53)

Board Member (2003)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; served as a board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 108

———————

Burton N. Wallack (65)

Board Member (2006)

Principal Occupation During Past 5 Years:

• President and Co-owner of Wallack Management Company, a real estate management company (1987-present)

No. of Portfolios for which Board Member Serves: 24

———————

Benaree Pratt Wiley (70)

Board Member (2003)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 87

———————

35

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INTERESTED BOARD MEMBER

Gordon J. Davis (75)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Partner in the law firm of Venable LLP (2012-present)

• Partner in the law firm of Dewey & LeBoeuf LLP (1994-2012)

Other Public Company Board Memberships During Past 5 Years:

• Consolidated Edison, Inc., a utility company, Director (1997-2014)

• The Phoenix Companies, Inc., a life insurance company, Director (2000-2014)

No. of Portfolios for which Board Member Serves: 59

Gordon J. Davis is deemed to be an “interested person” (as defined under the Act) of the Company as a result of his affiliation with Venable LLP, which provides legal services to the Company.

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

William Hodding Carter III, Emeritus Board Member
Arnold S. Hiatt, Emeritus Board Member

36

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 65 investment companies (comprised of 136 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. She is 60 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 41 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market, Municipal Bond and Equity Funds of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since September 1982.

37

OFFICERS OF THE FUND (Unaudited) (continued)

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (66 investment companies, comprised of 161 portfolios). He is 59 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 61 investment companies (comprised of 156 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Distributor since 1997.

38

NOTES

39

NOTES

40

NOTES

41

For More Information

Dreyfus International Equity Fund

200 Park Avenue
New York, NY 10166

Investment Adviser

The Boston Company
Asset Management, LLC

Mellon Financial Center
One Boston Place
Boston, MA 02108

Administrator

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DIEAX Class C: DIECX Class I: DIERX Class Y: DIEYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2016 MBSC Securities Corporation 0720AR0916

Dreyfus Small Cap Equity Fund

ANNUAL REPORT September 30, 2016

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Small Cap Equity Fund	The Fund

A LETTER FROM THE CHIEF EXECUTIVE OFFICER

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Small Cap Equity Fund, covering the 12-month period from October 1, 2015 through September 30, 2016. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks and bonds generally produced strong returns over the reporting period in spite of heightened market volatility stemming from global economic developments. During the fourth quarter of 2015, investor sentiment deteriorated amid sluggish global economic growth, falling commodity prices, and the first increase in short-term U.S. interest rates in nearly a decade. These worries sparked particularly sharp stock market declines in January 2016, but equities soon rallied after U.S. monetary policymakers refrained from additional rate hikes, other central banks eased their monetary policies further, and commodity prices began to rebound. Stocks generally continued to climb through the summer, driving several broad measures of U.S. stock market performance to record highs in July and August. In the bond market, yields of high-quality sovereign bonds moved lower and their prices increased in response to robust investor demand for current income in a low interest rate environment.

Although a number of economic and political headwinds remain, we recently have seen evidence that investors may be shifting their focus away from macroeconomic influences and toward underlying company fundamentals. This development suggests that selectivity may become a more important determinant of investment success. As always, we encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero
Chief Executive Officer
The Dreyfus Corporation

October 17, 2016

2

DISCUSSION OF FUND PERFORMANCE

For the period from October 1, 2015 through September 30, 2016, as provided by Joseph M. Corrado, CFA, Stephanie K. Brandaleone, CFA, and Edward R. Walter, CFA, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended September 30, 2016, Dreyfus Small Cap Equity Fund’s Class A shares achieved a total return of 7.76%, Class C shares returned 6.81%, and Class I shares returned 8.00%.1 The fund’s benchmark, the Russell 2500TM Value Index (the “Index”), achieved a total return of 17.68% for the same period.2

Small-cap stocks achieved double-digit returns, on average, as a strong rally over the reporting period’s second half more than erased previous losses. The fund lagged its benchmark, mainly due to security selection shortfalls in the industrials, information technology, consumer discretionary, and consumer staples sectors.

The Fund’s Investment Approach

The fund seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in the stocks of small-cap U.S. companies.

We seek to identify companies with stocks trading at prices below their intrinsic values. We measure value by evaluating each company’s valuation multiples (price/earnings, price/sales, price/cash flow), current competitive position, and expected business growth relative to its industry. We focus primarily on individual stock selection to produce a diversified portfolio of companies that we believe are undervalued relative to expected business growth, with the presence of a catalyst (such as a corporate restructuring, change in management, or spin-off) that may trigger a price increase.

Stocks Advanced Strongly despite Headwinds

Stocks proved volatile over the fourth quarter of 2015 as global investors grew increasingly averse to risks amid sluggish international growth, and U.S. investors responded cautiously to the first increase in short-term U.S. interest rates in nearly a decade. In January 2016, stocks fell sharply due to severe declines in commodity prices and worries that additional U.S. rate hikes might weigh on the domestic recovery.

The market changed direction in mid-February as investors responded positively to relatively strong U.S. economic data and better-than-expected corporate earnings. The market rally continued through the spring when commodity prices rebounded, U.S. monetary policymakers delayed additional rate hikes, and overseas central banks further eased their monetary policies. Although a referendum in the United Kingdom to leave the European Union introduced renewed market turmoil in late June, equities bounced back quickly, enabling most broad measures of U.S. stock market performance to post double-digit returns for the reporting period overall. In this environment, value-oriented small-cap stocks produced significantly higher returns than their more growth-oriented counterparts.

Security Selections Dampened Relative Results

Although the fund participated in the small-mid cap stock market’s gains over the reporting period, its results compared to the Index were constrained by disappointing stock selections in some industry groups. The fund’s holdings in the industrials sector produced especially weak relative results, as professional services providers Advisory Board Company and Korn/Ferry International were hurt by reduced customer spending and exposure to struggling European markets, respectively. In the information technology sector, laser systems specialist IPG Photonics reduced future earnings guidance in a challenging global business environment, renewable energy company First Solar struggled with uncertainty surrounding its earnings forecast, and internet-based health information service WebMD Health encountered reduced traffic volumes.

3

DISCUSSION OF FUND PERFORMANCE (continued)

Results in the consumer discretionary sector were undermined by media company E.W. Scripps, where political advertising revenues fell short of projections, and restaurant chain Cheesecake Factory reported higher labor costs. Among consumer staples companies, brewer Boston Beer reported softer demand for its craft beers and ciders, and grocery distributor United Natural Foods experienced competitive pressures that weighed on profit margins.

Other companies produced better results for the fund. Energy equipment and oilfield services provider RPC posted strong quarterly results despite a challenging environment. Among real estate investment trusts, entertainment, education, and recreation properties specialist EPR Properties met analysts’ quarterly earnings targets and issued a positive outlook, and data center developer CyrusOne benefited from low interest rates. Meanwhile, natural gas distributor NiSource announced solid quarterly results, and a long-term investment plan was well received by investors. Finally, semiconductor manufacturer Cirrus Logic boosted earnings through sales of microchips used in a popular smartphone.

Maintaining a Focus on Value

Going into the final quarter of the year, investors seem hesitant to make a directional call on the markets, concerned over uncertainty from several factors including tepid global growth, the timing of interest rates, and the U.S. Presidential election. The Federal Reserve passed on tightening in 3Q but, may, at some point, begin to normalize rates, which could happen before year-end. U.S. consumer income and spending data suggest that consumer spending growth continues to be solid. As investors grapple with macro uncertainty and mixed economic data, we expect markets will remain volatile. In this scenario, stock dispersion could widen, emphasizing the importance of stock selection in the face of elevated turbulence.

Within this environment, we continue to find attractive opportunities in the information technology, health care, and industrials sectors, which are emphasized in the portfolio with overweight positions versus the Index. Conversely, we have maintained underweight exposure to the REITs and insurance segments, where we have found fewer opportunities meeting our investment criteria.

October 17, 2016

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Small companies carry additional risks because their earnings and revenues tend to be less predictable, and their share prices more volatile than those of larger, more established companies.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation and The Boston Company Asset Management, LLC (TBCAM). Had these expenses not been absorbed, returns would have been lower, Dreyfus and TBCAM have contractually agreed, with respect to each class of the fund, to assume the expenses of the class so that such expenses do not exceed an annual rate. Past performance is no guarantee of future results.
2 Source: Lipper Inc. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions. The Russell 2500TM Value Index is a widely accepted, unmanaged index, which measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in any index.

4

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Small Cap Equity Fund Class A shares, Class C shares and Class I shares with the Russell 2500TM Value Index

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C and Class I shares of Dreyfus Small Cap Equity Fund on 9/30/06 to a $10,000 investment made in the Russell 2500TM Value Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

Prior to 8/1/07, the fund invested its assets in a “master portfolio” that had the same investment objective and policies as the fund. This master/feeder arrangement was terminated on 8/1/07 and the fund operates as a stand alone fund.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index is an unmanaged index which measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

FUND PERFORMANCE (continued)

Average Annual Total Returns as of 9/30/16
	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	1.56%	12.88%	4.91%
without sales charge	7.76%	14.22%	5.53%
Class C shares
with applicable redemption charge†	5.96%	13.27%	4.70%
without redemption	6.81%	13.27%	4.70%
Class I shares	8.00%	14.51%	5.83%
Russell 2500TM Value Index	17.68%	16.29%	6.92%

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Small Cap Equity Fund from April 1, 2016 to September 30, 2016. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended September 30, 2016
	Class A	Class C	Class I
Expenses paid per $1,000†	$7.10	$11.31	$5.92
Ending value (after expenses)	$1,042.20	$1,037.60	$1,043.10

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended September 30, 2016
	Class A	Class C	Class I
Expenses paid per $1,000†	$7.01	$11.18	$5.86
Ending value (after expenses)	$1,018.05	$1,013.90	$1,019.20

† Expenses are equal to the fund’s annualized expense ratio of 1.39% for Class A, 2.22% for Class C and 1.16% for Class I, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

7

STATEMENT OF INVESTMENTS
September 30, 2016

Common Stocks - 99.6%	Shares		Value ($)
Banks - 10.3%
Bank of Hawaii	12,712	[a]	923,145
Boston Private Financial Holdings	32,557		417,706
First Republic Bank	9,103		701,932
Hancock Holding	16,920		548,716
SVB Financial Group	6,650	[b]	735,091
Synovus Financial	20,622		670,834
Webster Financial	23,916	[a]	909,047
			4,906,471
Capital Goods - 8.3%
AGCO	15,021	[a]	740,836
EnerSys	9,430		652,462
Granite Construction	12,450		619,263
Kennametal	13,432		389,797
Snap-on	5,510		837,300
Timken	13,896		488,305
Trinity Industries	9,930		240,107
			3,968,070
Commercial & Professional Services - 3.0%
Clean Harbors	11,845	[b]	568,323
Korn/Ferry International	10,770		226,170
Robert Half International	16,543		626,318
			1,420,811
Consumer Durables & Apparel - .9%
Deckers Outdoor	7,491	[a,b]	446,089
Consumer Services - 4.8%
Cheesecake Factory	17,457		873,897
Grand Canyon Education	11,045	[b]	446,108
Service Corporation International	35,913		953,131
			2,273,136
Diversified Financials - 1.9%
E*TRADE Financial	30,641	[b]	892,266
Energy - 7.4%
Dril-Quip	9,414	[b]	524,736
Energen	10,325		595,959
Oceaneering International	13,681		376,364
Oil States International	10,787	[b]	340,546
PDC Energy	3,590	[b]	240,745

8

Common Stocks - 99.6% (continued)	Shares		Value ($)
Energy - 7.4% (continued)
RPC	56,385	[a,b]	947,268
RSP Permian	12,929	[b]	501,387
			3,527,005
Exchange-Traded Funds - .9%
iShares Russell 2000 Value ETF	4,175		437,331
Food & Staples Retailing - 3.9%
Casey's General Stores	6,372		765,596
Hain Celestial Group	7,635	[b]	271,653
United Natural Foods	20,820	[b]	833,633
			1,870,882
Food, Beverage & Tobacco - 1.3%
Boston Beer, Cl. A	3,880	[a,b]	602,409
Health Care Equipment & Services - 8.0%
Air Methods	16,468	[a,b]	518,577
Allscripts Healthcare Solutions	36,341	[b]	478,611
AMN Healthcare Services	3,750	[b]	119,513
Globus Medical, Cl. A	29,056	[a,b]	655,794
LifePoint Health	10,359	[b]	613,564
MEDNAX	11,732	[b]	777,245
WellCare Health Plans	5,546	[b]	649,381
			3,812,685
Insurance - 2.6%
First American Financial	13,016		511,269
Hanover Insurance Group	9,385		707,817
			1,219,086
Materials - 3.3%
Compass Minerals International	8,870	[a]	653,719
Louisiana-Pacific	21,651	[b]	407,688
Royal Gold	6,291		487,112
			1,548,519
Media - 2.0%
E.W. Scripps, Cl. A	25,457	[b]	404,766
New York Times, Cl. A	45,808		547,406
			952,172
Pharmaceuticals, Biotechnology & Life Sciences - 1.4%
Cambrex	15,006	[b]	667,167
Real Estate - 10.2%
Cousins Properties	35,410	[c]	369,680
CyrusOne	9,935	[c]	472,608

9

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 99.6% (continued)	Shares		Value ($)
Real Estate - 10.2% (continued)
Empire State Realty Trust, Cl. A	27,971	[c]	585,993
EPR Properties	6,033	[c]	475,038
Equity Commonwealth	28,578	[b,c]	863,627
Healthcare Trust of America, Cl. A	14,423	[c]	470,478
Jones Lang LaSalle	3,328		378,693
Pebblebrook Hotel Trust	25,949	[a,c]	690,243
STORE Capital	18,270	[c]	538,417
			4,844,777
Retailing - 2.7%
Dick's Sporting Goods	8,326		472,251
Dillard's, Cl. A	2,864		180,461
Urban Outfitters	17,712	[b]	611,418
			1,264,130
Semiconductors & Semiconductor Equipment - 3.2%
Cirrus Logic	7,153	[b]	380,182
First Solar	6,415	[a,b]	253,328
Integrated Device Technology	22,120	[b]	510,972
Teradyne	17,501		377,672
			1,522,154
Software & Services - 7.4%
Acxiom	20,632	[b]	549,843
Amdocs	14,544		841,370
CoreLogic	9,607	[b]	376,787
MicroStrategy, Cl. A	2,250	[b]	376,740
PTC	9,713	[b]	430,383
Teradata	7,640	[b]	236,840
WebMD Health	14,396	[a,b]	715,481
			3,527,444
Technology Hardware & Equipment - 6.2%
Electronics For Imaging	12,409	[a,b]	607,048
FLIR Systems	17,213		540,833
IPG Photonics	8,844	[a,b]	728,303
National Instruments	23,739		674,188
NetScout Systems	13,400	[b]	391,950
			2,942,322
Transportation - 3.9%
Kirby	12,209	[b]	758,911
Knight Transportation	18,146	[a]	520,609

10

Common Stocks - 99.6% (continued)	Shares		Value ($)
Transportation - 3.9% (continued)
Ryder System	9,058		597,375
			1,876,895
Utilities - 6.0%
Atmos Energy	11,527		858,416
CMS Energy	8,456		355,237
NiSource	32,240		777,306
Portland General Electric	19,866		846,093
			2,837,052
Total Common Stocks (cost $40,039,860)			47,358,873
Other Investment - .9%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $415,464)	415,464	[d]	415,464
Investment of Cash Collateral for Securities Loaned - 9.0%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund, Institutional Shares (cost $4,273,477)	4,273,477		4,273,477
Total Investments (cost $44,728,801)	109.5%		52,047,814
Liabilities, Less Cash and Receivables	(9.5%)		(4,504,518)
Net Assets	100.0%		47,543,296

ETF—Exchange-Traded Fund

aSecurity, or portion thereof, on loan. At September 30, 2016, the value of the fund’s securities on loan was $9,262,686 and the value of the collateral held by the fund was $9,446,262, consisting of cash collateral of $4,273,477 and U.S. Government & Agency securities valued at $5,172,785.
bNon-income producing security.
cInvestment in real estate investment trust.
dInvestment in affiliated money market mutual fund.

11

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
Banks	10.3
Real Estate	10.2
Money Market Investments	9.9
Capital Goods	8.3
Health Care Equipment & Services	8.0
Energy	7.4
Software & Services	7.4
Technology Hardware & Equipment	6.2
Utilities	6.0
Consumer Services	4.8
Food & Staples Retailing	3.9
Transportation	3.9
Materials	3.3
Semiconductors & Semiconductor Equipment	3.2
Commercial & Professional Services	3.0
Retailing	2.7
Insurance	2.6
Media	2.0
Diversified Financials	1.9
Pharmaceuticals, Biotechnology & Life Sciences	1.4
Food, Beverage & Tobacco	1.3
Consumer Durables & Apparel	.9
Exchange-Traded Funds	.9
109.5

† Based on net assets.

See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2016

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $9,262,686)—Note 1(b):
Unaffiliated issuers	40,039,860	47,358,873
Affiliated issuers	4,688,941	4,688,941
Receivable for investment securities sold		1,213,703
Dividends and securities lending income receivable		45,159
Receivable for shares of Beneficial Interest subscribed		989
Prepaid expenses		10,260
		53,317,925
Liabilities ($):
Due to The Boston Company Asset Management, LLC and affiliates—Note 3(c)		64,031
Cash overdraft due to Custodian		12,232
Liability for securities on loan—Note 1(b)		4,273,477
Payable for investment securities purchased		1,243,685
Payable for shares of Beneficial Interest redeemed		96,278
Accrued expenses		84,926
		5,774,629
Net Assets ($)		47,543,296
Composition of Net Assets ($):
Paid-in capital		41,577,046
Accumulated investment (loss)—net		(58,037)
Accumulated net realized gain (loss) on investments		(1,294,726)
Accumulated net unrealized appreciation (depreciation) on investments		7,319,013
Net Assets ($)		47,543,296

Net Asset Value Per Share	Class A	Class C	Class I
Net Assets ($)	33,810,319	7,281,144	6,451,833
Shares Outstanding	1,504,276	393,681	272,082
Net Asset Value Per Share ($)	22.48	18.50	23.71

See notes to financial statements.

13

STATEMENT OF OPERATIONS
Year Ended September 30, 2016

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	616,766
Affiliated issuers	1,359
Income from securities lending—Note 1(b)	17,036
Total Income	635,161
Expenses:
Investment advisory fee—Note 3(a)	400,351
Shareholder servicing costs—Note 3(c)	187,456
Distribution fees—Note 3(b)	57,685
Professional fees	50,976
Administration fee—Note 3(a)	50,044
Registration fees	45,392
Prospectus and shareholders’ reports	20,507
Custodian fees—Note 3(c)	16,646
Trustees’ fees and expenses—Note 3(d)	3,637
Loan commitment fees—Note 2	819
Miscellaneous	21,701
Total Expenses	855,214
Less—reduction in expenses due to undertaking—Note 3(a)	(108,935)
Less—reduction in fees due to earnings credits—Note 3(c)	(556)
Net Expenses	745,723
Investment (Loss)—Net	(110,562)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	2,803,424
Net unrealized appreciation (depreciation) on investments	989,366
Net Realized and Unrealized Gain (Loss) on Investments	3,792,790
Net Increase in Net Assets Resulting from Operations	3,682,228

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2016	2015
Operations ($):
Investment (loss)—net	(110,562)	(100,587)
Net realized gain (loss) on investments	2,803,424	13,460,693
Net unrealized appreciation (depreciation) on investments	989,366	(11,457,815)
Net Increase (Decrease) in Net Assets Resulting from Operations	3,682,228	1,902,291
Dividends to Shareholders from ($):
Net realized gain on investments:
Class A	(6,934,464)	(7,432,954)
Class C	(1,708,185)	(1,908,706)
Class I	(1,119,391)	(5,413,624)
Total Dividends	(9,762,040)	(14,755,284)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	2,954,515	4,773,414
Class C	423,181	558,873
Class I	2,000,340	8,833,267
Dividends reinvested:
Class A	6,669,461	7,113,496
Class C	1,450,359	1,622,806
Class I	1,028,023	5,305,905
Cost of shares redeemed:
Class A	(11,614,759)	(8,642,340)
Class C	(1,788,376)	(1,872,570)
Class I	(3,945,478)	(38,980,862)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(2,822,734)	(21,288,011)
Total Increase (Decrease) in Net Assets	(8,902,546)	(34,141,004)
Net Assets ($):
Beginning of Period	56,445,842	90,586,846
End of Period	47,543,296	56,445,842
Accumulated investment (loss)—net	(58,037)	(92,442)

15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended September 30,
	2016	2015
Capital Share Transactions (Shares):
Class A
Shares sold	135,453	169,505
Shares issued for dividends reinvested	309,919	277,221
Shares redeemed	(518,004)	(306,035)
Net Increase (Decrease) in Shares Outstanding	(72,632)	140,691
Class C
Shares sold	23,295	23,705
Shares issued for dividends reinvested	81,389	72,982
Shares redeemed	(94,809)	(76,570)
Net Increase (Decrease) in Shares Outstanding	9,875	20,117
Class I
Shares sold	88,309	296,386
Shares issued for dividends reinvested	45,367	198,825
Shares redeemed	(163,751)	(1,338,733)
Net Increase (Decrease) in Shares Outstanding	(30,075)	(843,522)

See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended September 30,
Class A Shares	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	25.40	30.77	30.58	26.65	22.79
Investment Operations:
Investment income (loss)—net[a]	(.03)	(.02)	(.05)	.01	.05
Net realized and unrealized gain (loss) on investments	1.79	(.01)[b]	3.20	6.32	6.26
Total from Investment Operations	1.76	(.03)	3.15	6.33	6.31
Distributions:
Dividends from investment income—net	—	—	—	(.06)	—
Dividends from net realized gain on investments	(4.68)	(5.34)	(2.96)	(2.34)	(2.45)
Total Distributions	(4.68)	(5.34)	(2.96)	(2.40)	(2.45)
Net asset value, end of period	22.48	25.40	30.77	30.58	26.65
Total Return (%)[c]	7.76	(.22)	10.85	26.08	29.39
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.63	1.55	1.48	1.53	1.57
Ratio of net expenses to average net assets	1.39	1.39	1.39	1.39	1.40
Ratio of net investment income (loss) to average net assets	(.12)	(.08)	(.16)	.03	.21
Portfolio Turnover Rate	64.37	77.01	66.65	76.40	93.40
Net Assets, end of period ($ x 1,000)	33,810	40,052	44,191	47,394	45,806

a Based on average shares outstanding.
b In addition to net realized and unrealized gains on investments, this amount includes a decrease in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the portfolio investments.
c Exclusive of sales charge.

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

	Year Ended September 30,
Class C Shares	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	21.86	27.41	27.76	24.55	21.33
Investment Operations:
Investment (loss)—net[a]	(.18)	(.22)	(.27)	(.20)	(.15)
Net realized and unrealized gain (loss) on investments	1.50	.01	2.88	5.75	5.82
Total from Investment Operations	1.32	(.21)	2.61	5.55	5.67
Distributions:
Dividends from net realized gain on investments	(4.68)	(5.34)	(2.96)	(2.34)	(2.45)
Net asset value, end of period	18.50	21.86	27.41	27.76	24.55
Total Return (%)[b]	6.81	(1.03)	9.93	25.05	28.31
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.39	2.31	2.23	2.28	2.31
Ratio of net expenses to average net assets	2.22	2.22	2.21	2.22	2.22
Ratio of net investment (loss) to average net assets	(.95)	(.91)	(.98)	(.80)	(.62)
Portfolio Turnover Rate	64.37	77.01	66.65	76.40	93.40
Net Assets, end of period ($ x 1,000)	7,281	8,389	9,969	11,029	10,855

a Based on average shares outstanding.
b Exclusive of sales charge.

See notes to financial statements.

18

	Year Ended September 30,
Class I Shares	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	26.49	31.79	31.43	27.34	23.29
Investment Operations:
Investment income—net[a]	.03	.04	.02	.08	.12
Net realized and unrealized gain (loss) on investments	1.87	.00[b]	3.30	6.49	6.42
Total from Investment Operations	1.90	.04	3.32	6.57	6.54
Distributions:
Dividends from investment income—net	—	—	—	(.14)	(.04)
Dividends from net realized gain on investments	(4.68)	(5.34)	(2.96)	(2.34)	(2.45)
Total Distributions	(4.68)	(5.34)	(2.96)	(2.48)	(2.49)
Net asset value, end of period	23.71	26.49	31.79	31.43	27.34
Total Return (%)	8.00	.04	11.11	26.35	29.80
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.36	1.26	1.16	1.27	1.24
Ratio of net expenses to average net assets	1.16	1.14	1.14	1.15	1.08
Ratio of net investment income to average net assets	.11	.14	.08	.27	.47
Portfolio Turnover Rate	64.37	77.01	66.65	76.40	93.40
Net Assets, end of period ($ x 1,000)	6,452	8,006	36,427	44,188	49,552

a Based on average shares outstanding.
b Amount represents less than $.01 per share.

See notes to financial statements.

19

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Small Cap Equity Fund (the “fund”) is a separate diversified series of Dreyfus Stock Funds (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund’s investment objective is to seek long-term growth of capital. The Boston Company Asset Management, LLC (“TBCAM”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. The Dreyfus Corporation (the “Administrator” or “Dreyfus”), a wholly-owned subsidiary of BNY Mellon and an affiliate of TBCAM, serves as the fund’s Administrator.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C and Class I. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

20

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is

21

NOTES TO FINANCIAL STATEMENTS (continued)

used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of September 30, 2016 in valuing the fund’s investments:

22

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Domestic Common Stocks†	46,921,542	—	—	46,921,542
Exchange-Traded Funds	437,331	—	—	437,331
Mutual Funds	4,688,941	—	—	4,688,941

† See Statement of Investments for additional detailed categorizations.

At September 30, 2016, there were no transfers between levels of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended September 30, 2016, The Bank of New York Mellon earned $3,978 from lending portfolio securities, pursuant to the securities lending agreement.

23

NOTES TO FINANCIAL STATEMENTS (continued)

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended September 30, 2016 were as follows:

Affiliated Investment Company	Value 9/30/2015 ($)	Purchases ($)	Sales ($)	Value 9/30/2016 ($)	Net Assets (%)
Dreyfus Institutional Cash Advantage Fund, Institutional Shares	1,261,045	28,314,311	25,301,879	4,273,477	9.0
Dreyfus Institutional Preferred Government Plus Money Market Fund†	361,453	15,057,875	15,003,864	415,464.9
Total	1,622,498	43,372,186	40,305,743	4,688,941	9.9

† Formerly Dreyfus Institutional Preferred Plus Money Market Fund.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended September 30, 2016, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended September 30, 2016, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended September 30, 2016 remains subject to examination by the Internal Revenue Service and state taxing authorities.

24

At September 30, 2016, the components of accumulated earnings on a tax basis were as follows: undistributed capital gains $1,078,698, accumulated capital losses $1,837,547 and unrealized appreciation $6,783,136. In addition, the fund deferred for tax purposes late year ordinary losses of $58,037 to the first day of the following fiscal year.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute. The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”). As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to September 30, 2016. If not applied, $1,771,097 of the carryover expires in fiscal year 2017 and $66,450 expires in fiscal year 2018. Acquired losses, as a result of the fund’s merger with Dreyfus Premier Future Leaders Fund, can be utilized in subsequent years but will be subject to annual limitations based on certain provisions in the Code.

The tax character of distributions paid to shareholders during the fiscal periods ended September 30, 2016 and September 30, 2015 were as follows: ordinary income $0 and $749,821, and long-term capital gains $9,762,040 and $14,005,463, respectively.

During the period ended September 30, 2016, as a result of permanent book to tax differences, primarily due to the tax treatment for net operating losses and treating a portion of the proceeds from redemptions as a distribution for tax purposes, the fund increased accumulated undistributed investment income-net by $144,967, decreased accumulated net realized gain (loss) on investments by $1,389,699 and increased paid-in capital by $1,244,732. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $555 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to January 11,

25

NOTES TO FINANCIAL STATEMENTS (continued)

2016, the unsecured credit facility with Citibank, N.A. was $480 million and prior to October 7, 2015, the unsecured credit facility with Citibank, N.A. was $430 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended September 30, 2016, the fund did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with TBCAM, the investment advisory fee is computed at the annual rate of .80% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus and TBCAM have contractually agreed, from October 1, 2015 through September 30, 2016, to assume the direct expenses of the fund, so that such expenses of Class A, Class C and Class I shares (excluding taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.39%, 2.22% and 1.16% of the value of the respective class’ average daily net assets, until the fiscal year end following such time as the expenses are equal to or less than such annual rate for the applicable class. The reduction in expenses, pursuant to the undertaking, amounted to $108,935 during the period ended September 30, 2016.

The fund compensates Dreyfus under an administration agreement for providing personnel and facilities to perform accounting and administration services for the fund at an annual rate of .10% of the value of the fund’s average daily net assets. Pursuant to the administration agreement, the fund was charged $50,044 during the period ended September 30, 2016.

During the period ended September 30, 2016, the Distributor retained $1,121 from commissions earned on sales of the fund’s Class A shares and $123 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended September 30, 2016, Class C shares were charged $57,685 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as

26

answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended September 30, 2016, Class A and Class C shares were charged $90,172 and $19,228, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended September 30, 2016, the fund was charged $19,338 for transfer agency services and $1,415 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $556.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended September 30, 2016, the fund was charged $16,646 pursuant to the custody agreement.

During the period ended September 30, 2016, the fund was charged $9,919 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to TBCAM and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $31,360, administration fees $3,920, Distribution Plan fees $4,502, Shareholder Services Plan fees $8,486, custodian fees $10,675, Chief Compliance Officer fees $7,217 and transfer agency fees $4,480, which are offset against an expense reimbursement currently in effect in the amount of $6,609.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

27

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2016, amounted to $32,189,651 and $44,154,215, respectively.

At September 30, 2016, the cost of investments for federal income tax purposes was $45,264,678; accordingly, accumulated net unrealized appreciation on investments was $6,783,136, consisting of $8,851,521 gross unrealized appreciation and $2,068,385 gross unrealized depreciation.

28

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees
Dreyfus Small Cap Equity Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Small Cap Equity Fund (one of the series comprising Dreyfus Stock Funds) as of September 30, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2016 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Small Cap Equity Fund at September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
November 29, 2016

29

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund also hereby reports $4.6818 per share as a long-term capital gain distribution paid on December 16, 2015.

30

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (72)

Chairman of the Board (2003)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 136

———————

Joni Evans (74)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Chief Executive Officer, www.wowOwow.com, an online community dedicated to women’s conversations and publications (2007-present)

• Principal, Joni Evans Ltd. (publishing) (2006-present)

No. of Portfolios for which Board Member Serves: 24

———————

Ehud Houminer (76)

Board Member (2003)

Principal Occupation During Past 5 Years:

• Executive-in-Residence at the Columbia Business School, Columbia

University (1992-present)

Other Public Company Board Memberships During Past 5 Years:

•  Avnet, Inc., an electronics distributor, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 59

———————

Hans C. Mautner (78)

Board Member (2003)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1978-present)

No. of Portfolios for which Board Member Serves: 24

———————

31

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Robin A. Melvin (53)

Board Member (2003)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; served as a board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 108

———————

Burton N. Wallack (65)

Board Member (2006)

Principal Occupation During Past 5 Years:

• President and Co-owner of Wallack Management Company, a real estate management company (1987-present)

No. of Portfolios for which Board Member Serves: 24

———————

Benaree Pratt Wiley (70)

Board Member (2003)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 87

———————

32

INTERESTED BOARD MEMBER

Gordon J. Davis (75)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Partner in the law firm of Venable LLP (2012-present)

• Partner in the law firm of Dewey & LeBoeuf LLP (1994-2012)

Other Public Company Board Memberships During Past 5 Years:

• Consolidated Edison, Inc., a utility company, Director (1997-2014)

• The Phoenix Companies, Inc., a life insurance company, Director (2000-2014)

No. of Portfolios for which Board Member Serves: 59

Gordon J. Davis is deemed to be an “interested person” (as defined under the Act) of the Company as a result of his affiliation with Venable LLP, which provides legal services to the Company.

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

William Hodding Carter III, Emeritus Board Member
Arnold S. Hiatt, Emeritus Board Member

33

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 65 investment companies (comprised of 136 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. She is 60 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 41 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market, Municipal Bond and Equity Funds of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since September 1982.

34

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (66 investment companies, comprised of 161 portfolios). He is 59 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 61 investment companies (comprised of 156 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Distributor since 1997.

35

NOTES

36

NOTES

37

For More Information

Dreyfus Small Cap Equity Fund

200 Park Avenue
New York, NY 10166

Investment Adviser

The Boston Company
Asset Management, LLC
Mellon Financial Center
One Boston Place
Boston, MA 02108

Administrator

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DSEAX Class C: DSECX Class I: DSERX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2016 MBSC Securities Corporation 0439AR0916

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Ehud Houminer, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").   Mr. Houminer is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $77,544 in 2015 and $79,481 in 2016.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $      12,546 in 2015 and $19,010 in 2016. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2015 and $0 in 2016.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $15,917 in 2015 and $11,708 in 2016. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2015 and $0 in 2016.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $1,437 in 2015 and $864 in 2016. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $0 in 2015 and $0 in 2016.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $20,448,650 in 2015 and $19,905,746 in 2016.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Stock Funds

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    November 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    November 29, 2016

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    November 29, 2016

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)